Exhibit 99.1

News Release

For more information contact:

Dennis J. Zember Jr.

Executive Vice President & CFO

(229) 890-1111

AMERIS BANCORP REPORTS SECOND QUARTER 2010 RESULTS

July 22, 2010

AMERIS BANCORP (NASDAQ-GS: ABCB), Moultrie, Georgia, today reported a net loss available to common shareholders of $4.2 million, or $0.20 per diluted share, for the quarter ended June 30, 2010, compared to a net loss of $3.5 million, or $0.25 per diluted share, for the second quarter of 2009. For the first half of 2010, Ameris Bancorp reported a net loss available to common shareholders of $6.5 million, or $0.37 per diluted share, compared to a net loss of $4.8 million, or $0.35 per diluted share, for the first half of 2009. Improvements in the Company’s net interest margin and continued strong capital position were overshadowed by larger loan loss provisions.

Highlights of the second quarter of 2010 include the following:

•	Completion of a $90 million public offering, increasing already strong capital ratios

•	Continued increase in pretax, pre-credit related income to $11.9 million per quarter

•	Completion of a third FDIC-assisted transaction

•	Net interest margin of 4.43% for the quarter and 4.19% for the year to date period

•	Completion after quarter end of an asset sale comprising of mostly non-performing assets that when closed would reduce non-performing assets by $13.3 million

1

Capital Ratios

Early in the second quarter of 2010, the Company completed a public offering for $90 million of the Company’s common stock, issuing approximately 9.5 million new shares at $9.50 per share. The Company’s tangible common equity ratio increased from 5.65% at June 30, 2009 to 9.17% at June 30, 2010. Ameris Bank’s tier one capital and total capital ratios increased as well, from 7.40% at the end of the second quarter of 2009 to 12.36% at the end of the current quarter. Edwin W. Hortman, Jr., President and CEO, commented on the successful capital raise and stated, “The success of the capital raise affirms our decisions early in this downturn to preserve capital through hard decisions that increased our core earnings. Our focus now is on deploying the capital by being in “do business” mode in our local markets and taking advantage of the consolidation our industry is experiencing.”

Core Earnings

The Company’s income before taxes and credit costs continue to increase and provide meaningful protection for capital levels during the current economic cycle. In the current period, pre-tax, pre-credit earnings totaled $11.9 million, an increase of 62%, or $4.6 million, when compared to the same quarter in 2009. For the year-to-date period, core earnings increased $9.4 million to $24.1 million. Increases in core earnings have been achieved through higher net interest margins, incremental earnings on acquired banks through FDIC-assisted transactions and reduction in non-credit related operating expenses. “We believe our stretch goal of $50 million of core earnings for 2010 is achievable, despite limited investment opportunities for our large position in short-term assets. Until the economy improves and offers the Company more revenue opportunities, we will benefit from a very attractive deposit mix and the momentum we gained in operating expenses through our successful efforts in ‘Project 2010’” said Mr. Hortman.

Completion of Third FDIC-Assisted Acquisition

The Company’s results for the quarter include an after-tax gain on the FDIC-assisted acquisition of certain assets and deposits of Satilla Community Bank totaling $5.2 million. As a result of the acquisition, the Company added $68.8 million in loans and $75.8 million in deposits. The Company believes that incremental earnings from this acquisition will be meaningful because of the opportunity for consolidating operations with existing Ameris Bank locations and because the Company is protected from credit losses through the Company’s loss share agreements with the FDIC.

Significant Increase in the Company’s Net Interest Margin

For the second quarter of 2010, the Company reported a net interest margin of 4.43%, compared to 3.59% for the same quarter in 2009. For the year-to-date period in 2010, the Company reported a net interest margin of 4.19% compared to 3.39% during the first six months of 2009. During the second quarter, the Company recognized $2.35 million of interest income representing certain “accretable differences” relating to the Company’s first two FDIC-assisted acquisitions, which were completed in 2009. Excluding the non-recurring portion of these amounts, the Company’s net interest margin would have been 4.11% and 4.02% for the second quarter and the first six months of 2010, respectively.

Net interest income (tax equivalent basis) for the second quarter of 2010 totaled $24.6 million, compared to $18.7 million in the same quarter of 2009. Excluding the non-recurring portion of the accretable difference, the Company’s interest income would have increased slightly, from $29.3 million in the second quarter of 2009 to $30.0 million in the second quarter of 2010. Improvements in interest expense were more significant, falling to $7.2 million during the current quarter compared to $10.6 million in the same quarter of 2009. The improved deposit mix along with greatly reduced yields on time deposits accounted for the decrease in funding costs.

2

Yields on earning assets, on a tax equivalent basis and excluding the non-recurring accretable differences, were 5.41% during the second quarter of 2010 compared to 5.60% in the second quarter of 2009. Increases in the concentration of lower yielding short-term assets, from 7.7% of earning assets in the second quarter of 2009 to 12.9% in the second quarter of 2010, along with lower yields on the Company’s investment portfolio, were the primary drivers for lower earning asset yields.

Decreases in the yields on earning assets were more than offset with decreases in funding costs for the Company. Total cost of funding for the second quarter of 2010 decreased to 1.34% compared to 2.08% in the same quarter of 2009. The Company attributes continued improvement in deposit mix as the driver for this decrease in funding cost. Average non-CD deposits increased during the past year from 54.4% of total deposits to 58.1% during the second quarter of 2010. In addition, the Company’s dependency on retail deposits continues to increase from already high levels. During the second quarter of 2010, 90.8% of the Company’s total funding came from retail deposits as compared to 89.4% at the same time in 2009.

Non-Interest Expense

Operating expenses totaled $23.4 million for the second quarter of 2010, an increase over the same quarter in 2009 when the Company reported $17.7 million in total non-interest expense. Credit, merger and other non-recurring costs totaled $7.3 million during the current quarter, compared to $1.4 million in the same quarter in 2009. Excluding these costs, recurring operating expenses decreased slightly to $16.1 million in the current quarter compared to $16.3 million in the same quarter in 2009. Efforts to reduce operating expenses over the past two years have been successful and have allowed the Company to still post lower recurring operating expenses despite absorbing approximately $1.1 million per quarter in operating expenses associated with the FDIC-assisted acquisitions.

Asset Sale and Credit Quality Trends

Subsequent to quarter end, the Company will close a sale of mostly non-performing assets that will result in a reduction of non-performing assets totaling $13.3 million. Included in the second quarter of 2010 results is approximately $8.0 million of charges associated with the sale.

Nonperforming assets totaled $136.0 million or 7.75% of total loans and OREO at June 30, 2010, compared to $122.4 million or 7.16% of total loans and OREO at March 31, 2010. Net charge offs were higher in the current quarter, at 4.21% annualized, of total loans, compared to 1.63% in the same quarter in 2009. Excluding the effects of the note sale, the Company’s loan loss provision expense was $11.8 million during the second quarter of 2010 compared to $10.8 million in the first quarter of 2010. Aggressive write downs on non-accrual loans continued during the quarter such that the current carrying value of non-accrual loans is 49.7% of the original appraisal amount.

Ameris Bancorp is headquartered in Moultrie, Georgia, and at the end of the most recent quarter, had 53 locations in Georgia, Alabama, northern Florida and South Carolina.

Ameris Bancorp Common Stock is quoted on the NASDAQ Global Select Market under the symbol “ABCB”. The preceding release contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

3

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Jun. 2009	Jun. 2010	Jun. 2009
EARNINGS
Net Income/(Loss) Available to Common Shareholders	$(4,218)	$(2,330)	$(39,139)	$(791)	$(3,498)	$(6,548)	$(4,835)

PER COMMON SHARE DATA
Earnings per share available to common shareholders:
Basic	$(0.20)	$(0.17)	$(2.81)	$(0.06)	$(0.25)	$(0.37)	$(0.33)
Diluted	$(0.20)	$(0.17)	$(2.81)	$(0.06)	$(0.25)	$(0.37)	$(0.33)
Cash Dividends per share	$—	$—	$—	$—	$0.05	$—	0.05
Stock dividend	1 for 210	1 for 130	1 for 130	1 for 130	—	2 for 170	—
Common Book value per share (period end)	$9.57	$10.23	$10.51	$13.52	$13.17	$9.57	13.17
Tangible book value per share (period end)	$9.43	$9.94	$10.13	$9.00	$9.00	$9.43	9.00
Weighted average number of shares:
Basic	21,231,367	13,906,137	13,912,458	13,906,299	13,904,215	17,568,752	13,906,073
Diluted	21,231,367	13,906,137	13,912,458	13,906,299	13,904,215	17,568,752	13,906,073
Period-end number of shares	23,515,468	14,108,672	14,001,044	13,961,597	13,963,184	18,812,070	13,964,689
Market data:
High closing price	$11.55	$10.32	$7.25	$7.47	$8.09	$11.73	$16.55
Low closing price	$9.00	$7.36	$5.13	$5.93	$5.29	$3.66	$7.19
Period end closing price	$9.66	$9.03	$7.16	$7.15	$6.32	$7.16	$11.85
Average daily volume	205,389	37,715	38,583	30,407	28,778	32,228	49,736

PERFORMANCE RATIOS
Return on average assets	(0.69%)	(0.26%)	(6.54%)	(0.14%)	(0.61%)	(0.47%)	(0.22%)
Return on average common equity	(7.79%)	(4.33%)	(75.56%)	(1.68%)	(7.45%)	(6.08%)	(2.53%)
Earning asset yield (TE)	5.74%	5.36%	5.01%	5.42%	5.60%	5.56%	5.59%
Total cost of funds	1.34%	1.41%	1.51%	1.83%	2.08%	1.37%	2.27%
Net interest margin (TE)	4.43%	3.92%	3.55%	3.65%	3.59%	4.19%	3.39%
Non-interest income excluding securities transactions, as a percent of total revenue (TE)	12.40%	14.15%	7.12%	13.89%	13.27%	13.65%	13.41%
Efficiency ratio	63.35%	66.93%	119.77%	65.83%	76.63%	64.81%	73.36%

CAPITAL ADEQUACY (period end)
Stockholders’ equity to assets	11.35%	8.22%	8.04%	10.56%	10.20%	11.35%	7.91%
Tangible common equity to tangible assets	9.17%	5.97%	5.86%	5.84%	5.65%	9.17%	5.65%

EQUITY TO ASSETS RECONCILIATION
Tangible common equity to tangible assets	9.17%	5.97%	5.86%	5.84%	5.65%	9.17%	5.65%
Effect of preferred equity	2.06%	2.11%	2.04%	2.24%	2.16%	2.06%	2.16%
Effect of goodwill and other intangibles	0.12%	0.13%	0.14%	2.47%	2.40%	0.12%	2.40%

Equity to assets (GAAP)	11.35%	8.22%	8.04%	10.56%	10.20%	11.35%	10.20%

OTHER PERIOD-END DATA
FTE Headcount	581	594	615	595	589	581	589
Assets per FTE	$4,169	$3,959	$3,928	$3,710	$3,880	$4,169	$3,959
Branch locations	53	53	53	50	50	53	50
Deposits per branch location	$39,246	$39,402	$40,059	$37,751	$39,527	$39,246	$39,402

(1)	Excludes gain from acquisition of $38.6 million, net of income tax expense of $13.5 million in the fourth quarter of 2009.
(2)	Excludes the non-recurring, non-cash goodwill impairment charge of $54.8 million in the fourth quarter of 2009.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Jun. 2009	Jun. 2010	Jun. 2009

INCOME STATEMENT

Interest income
Interest and fees on loans	$28,187	$25,156	$24,864	$24,888	$25,829	$53,343	$51,556
Interest on taxable securities	2,502	2,462	2,570	2,725	2,906	4,964	6,563
Interest on nontaxable securities	299	304	319	329	255	603	422
Interest on deposits in other banks	97	57	60	68	109	154	134
Interest on federal funds sold	12	12	18	12	1	24	42

Total interest income	31,097	27,991	27,831	28,022	29,100	59,088	58,717

Interest expense
Interest on deposits	$7,084	$7,332	$7,637	$8,684	$10,030	14,416	22,185
Interest on other borrowings	154	246	493	526	531	400	1,025

Total interest expense	7,238	7,578	8,130	9,210	10,561	14,816	23,210

Net interest income	23,859	20,413	19,701	18,812	18,539	44,272	35,507

Provision for loan losses	18,608	10,770	16,468	8,298	9,390	29,378	17,302

Net interest income/(loss) after provision	$5,251	$9,643	$3,233	$10,514	$9,149	$14,894	$18,205

Noninterest income
Service charges on deposit accounts	$3,620	$3,439	$3,654	$3,510	$3,393	7,059	6,428
Mortgage banking activity	675	554	718	692	877	1,229	1,640
Other service charges, commissions and fees	232	213	259	131	77	445	140
Gain (loss) on sale of securities	—	200	77	(20)	101	200	814
Gains from acquisitions	8,209	—	38,566	—	—	8,209	0
Other non-interest income	313	479	465	208	148	792	1,070

Total noninterest income	13,049	4,885	43,739	4,521	4,596	17,934	10,092

Noninterest expense
Salaries and employee benefits	8,027	7,826	8,616	7,431	7,899	15,853	15,890
Occupancy and equipment expenses	2,025	2,027	2,417	2,114	2,224	4,052	4,382
Amortization of intangible assets	239	271	205	146	147	510	293
Data processing & telecommunications expenses	2,077	1,763	1,801	1,746	1,704	3,840	3,331
Business restructuring	—	—	—	—	—	—	—
Advertising and marketing expenses	143	159	336	301	439	302	1,013
Goodwill impairment	—	—	54,813	—	—	—	—
Other non-interest expenses	10,872	4,885	7,794	3,622	5,316	15,757	8,547

Total noninterest expense	23,383	16,931	75,982	15,360	17,729	40,314	33,456

Operating profit/(loss)	$(5,083)	$(2,403)	$(29,010)	$(325)	$(3,984)	$(7,486)	$(5,159)

Income tax (benefit)/expense	(1,664)	(869)	9,323	(198)	(1,290)	(2,533)	(1,829)

Net income/(loss)	$(3,419)	$(1,534)	$(38,333)	$(127)	$(2,694)	$(4,953)	$(3,330)

Preferred stock dividends	$799	796	859	796	804	1,595	1,505

Net income/(loss) available to common shareholders	$(4,218)	$(2,330)	$(39,192)	$(923)	$(3,498)	$(6,548)	$(4,835)

Diluted earnings available to common shareholders	(0.20)	(0.17)	(2.84)	(0.06)	(0.25)	(0.37)	(0.35)

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Jun. 2009

PERIOD-END BALANCE SHEET

Assets
Cash and due from banks	$54,444	$68,859	$81,060	$43,761	$46,773
Federal funds sold and interest bearing balances	240,075	200,942	220,363	114,335	163,343
Investment securities available for sale, at fair value	237,985	248,013	245,556	251,189	257,771
Other investments	7,531	7,260	7,260	4,441	4,441

Loans, net of unearned income	1,493,126	1,536,528	1,584,359	1,652,689	1,677,045
Less allowance for loan losses	34,468	33,562	35,762	41,946	44,998

Loans, net	1,458,658	1,502,966	1,548,597	1,610,743	1,632,047
Covered loans	192,545	123,771	137,248	—	—

Total loans	1,651,204	1,626,737	1,685,845	1,610,743	1,632,047

Other real estate owned	41,079	34,682	23,316	21,923	19,180
Covered other real estate owned	25,845	17,862	9,337	—	—

Total other real estate owned	66,924	52,544	32,653	21,923	19,180

Premises and equipment, net	66,708	66,523	67,637	67,641	67,334
Intangible assets, net	3,314	3,364	3,586	3,193	3,339
Goodwill	—	—	—	54,813	54,813
FDIC loss sharing receivable	57,946	47,579	45,840	—	—
Other assets	35,779	29,711	34,171	35,436	36,204

Total assets	$2,421,910	$2,351,658	$2,423,971	$2,207,475	$2,285,245

Liabilities
Deposits:
Noninterest-bearing	$218,012	$222,454	$236,962	$205,699	$210,456
Interest-bearing	1,862,014	1,865,852	1,886,154	1,681,830	1,765,915

Total deposits	2,080,026	2,088,306	2,123,116	1,887,529	1,976,371
Federal funds purchased & securities sold under agreements to repurchase	17,600	20,640	55,254	30,393	16,484
Other borrowings	—	2,000	2,000	7,000	7,000
Other liabilities	7,145	5,082	6,368	7,268	9,967
Subordinated deferrable interest debentures	42,269	42,269	42,269	42,269	42,269

Total liabilities	2,147,040	2,158,297	2,229,007	1,974,459	2,052,091

Stockholders’ equity
Preferred stock	$49,832	$49,691	$49,552	$49,411	$49,279
Common stock	24,851	15,269	15,163	15,018	15,018
Capital surplus	164,378	87,830	87,790	86,432	86,286
Retained earnings	38,795	43,707	46,031	86,425	87,348
Accumulated other comprehensive income/(loss)	7,834	7,676	7,240	6,542	6,033
Less treasury stock	(10,820)	(10,812)	(10,812)	(10,812)	(10,810)

Total stockholders’ equity	274,870	193,361	194,964	233,016	233,154

Total liabilities and stockholders’ equity	$2,421,910	$2,351,658	$2,423,971	$2,207,475	$2,285,245

Other Data
Earning Assets	2,171,262	2,270,427	2,188,622	2,024,442	2,099,947
Intangible Assets	3,314	3,364	4,053	58,006	58,152
Interest Bearing Liabilities	1,921,883	1,930,761	1,985,677	1,761,492	1,831,668
Average Assets	2,444,425	2,377,348	2,374,352	2,244,527	2,285,190
Average Common Stockholders’ Equity	217,042	143,655	205,500	186,858	188,442

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Jun. 2009	Jun. 2010	Jun. 2009

ASSET QUALITY INFORMATION (1)

Allowance for loan losses
Balance at beginning of period	$33,563	$35,762	$41,946	$44,998	$42,417	$44,998	$39,652
Acquired Reserves	—	—	—	—	—	—	—
Provision for loan loss	18,608	10,770	16,468	8,298	9,390	29,378	17,302

Charge-offs	18,756	13,246	22,515	11,993	7,102	32,002	12,623
Recoveries	1,053	277	(137)	643	293	1,330	667

Net charge-offs (recoveries)	17,703	12,969	22,652	11,350	6,809	30,672	11,956

Ending balance	$34,468	$33,563	$35,762	$41,946	$44,998	$43,704	$44,998

As a percentage of loans	2.31%	2.18%	2.26%	2.54%	2.68%	2.31%	2.93%
As a percentage of nonperforming loans	37.33%	37.44%	37.20%	49.99%	65.35%	47.33%	65.35%
As a percentage of nonperforming assets	25.34%	27.41%	30.39%	39.63%	51.11%	32.13%	51.11%

Net charge-off information
Charge-offs
Commercial, Financial and Agricultural	$703	$2,008	$1,831	$601	$815	$2,711	$2,204
Real Estate - Residential	4,739	924	3,911	3,846	1,364	5,663	3,102
Real Estate - Commercial and Farmland	5,023	4,593	4,571	482	902	9,616	1,179
Real Estate - Construction and Development	8,202	5,576	11,831	6,871	3,731	13,778	5,661
Consumer Installment	89	145	371	193	290	234	477
Other	—	—	—	—	—	—	—

Total charge-offs	18,756	13,246	22,515	11,993	7,102	32,002	12,623

Recoveries
Commercial, Financial and Agricultural	430	78	79	64	16	508	98
Real Estate - Residential	84	28	(174)	228	216	112	224
Real Estate - Commercial and Farmland	202	64	11	3	13	266	243
Real Estate - Construction and Development	140	64	(88)	314	8	204	18
Consumer Installment	197	43	35	34	40	240	84
Other	—	—	—	—	—	—	—

Total recoveries	1,053	277	(137)	643	293	1,330	667

Net charge-offs (recoveries)	$17,703	$12,969	$22,652	$11,350	$6,809	$30,672	$11,956

Non-accrual loans	92,336	89,649	96,131	83,917	68,858	92,336	68,858
Foreclosed assets	43,686	32,800	21,551	21,923	19,180	43,686	19,180
Accruing loans delinquent 90 days or more	—	—	—	—	—		—

Total non-performing assets	136,022	122,449	117,682	105,840	88,038	136,022	88,038

Non-performing assets as a percent of loans and foreclosed assets	7.75%	7.16%	6.72%	6.32%	5.19%	7.75%	5.19%
Net charge offs as a percent of loans (Annualized)	4.21%	3.08%	5.18%	2.72%	1.63%	3.64%	1.43%

(1)	Excludes loans and OREO covered under loss-sharing agreements with the FDIC

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Jun. 2009	Jun. 2010	Jun. 2009

AVERAGE BALANCES

Federal funds sold	$54,245	$25,831	$25,652	$25,000	$2,444	$40,038	$17,739
Interest bearing deposits in banks	232,733	173,125	127,092	112,827	159,510	202,929	121,467
Investment securities - taxable	209,532	209,465	215,610	216,471	229,493	209,499	286,289
Investment securities - nontaxable	35,650	36,430	39,038	38,693	27,488	36,040	22,973
Other investments	8,061	5,495	5,472	4,441	6,226	6,778	6,511
Loans	1,528,220	1,563,307	1,669,753	1,666,821	1,671,808	1,545,764	1,677,712
Covered loans	155,302	120,211	79,795	—	—	137,757	—

Total Earning Assets	$2,223,743	$2,133,864	$2,162,412	$2,064,253	$2,096,969	$2,178,804	$2,132,691

Noninterest bearing deposits	$237,276	$231,765	$232,215	$207,495	$205,403	$234,521	$204,706
NOW accounts	482,798	505,566	492,434	493,253	475,498	494,182	422,636
MMDA	441,445	424,913	410,909	384,266	333,998	433,179	301,472
Savings accounts	64,887	63,436	61,645	57,532	57,503	64,162	56,516
Retail CDs < $100,000	375,339	331,294	382,131	341,495	365,771	353,317	402,776
Retail CDs > $100,000	371,754	393,473	338,378	331,763	381,719	382,614	428,338
Brokered CDs	138,113	151,333	125,439	$116,186	151,780	144,723	170,659

Total Deposits	2,111,612	2,101,780	2,043,151	1,931,990	1,971,672	2,106,696	1,987,103

FHLB advances	747	2,000	2,583	2,000	2,000	1,374	13,607
Subordinated debentures	42,269	42,269	42,269	42,269	42,269	42,269	42,269
Federal funds purchased and securities sold under agreements to repurchase	18,698	30,650	48,375	20,047	15,211	24,674	17,222
Other borrowings	—	—	4,946	5,000	5,000	—	5,000

Total Non-Deposit Funding	61,714	74,919	98,173	69,316	64,480	68,317	78,098

Total Funding	$2,173,326	$2,176,699	$2,141,324	$2,001,306	$2,036,152	$2,175,013	$2,065,201

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Jun. 2009	Jun. 2010	Jun. 2009

INTEREST INCOME/EXPENSE

INTEREST INCOME
Federal funds sold	$12	$12	$18	$12	$1	$24	$42
Interest bearing deposits in banks	97	57	60	68	109	154	134
Investment securities - taxable	2,438	2,462	2,570	2,725	2,890	4,900	6,565
Investment securities - nontaxable (TE)	460	468	491	506	392	928	650
Loans (TE)	22,986	22,849	23,668	24,895	25,886	45,835	51,680
Covered loans	5,832	2,375	1,261			8,207	—

Total Earning Assets	$31,825	$28,223	$28,068	$28,206	$29,278	$60,048	$59,071

INTEREST EXPENSE

Non-interest bearing deposits	$—	$—	$—	$—	$—	$—	$—
NOW accounts	1,135	1,234	1,300	1,433	1,504	2,369	2,470
MMDA	1,446	1,484	1,520	1,510	1,404	2,930	2,455
Savings accounts	75	90	107	102	106	165	211
Retail CDs < $100,000	1,689	1,568	1,769	2,165	2,625	3,257	6,561
Retail CDs > $100,000	1,674	1,881	1,894	2,304	2,970	3,555	7,564
Brokered CDs	1,065	1,076	1,047	1,169	1,424	2,141	2,927

Total Deposits	7,084	7,333	7,637	8,683	10,033	14,417	22,188

FHLB advances	12	30	49	31	31	42	23
Subordinated debentures	113	178	351	438	443	291	879
Repurchase agreements	26	36	70	33	33	62	71
Correspondent bank line of credit and other	2	2	22	23	35	4	63

Total Non-Deposit Funding	153	246	492	525	542	399	1,036

Total Funding	$7,237	$7,579	$8,129	$9,208	$10,575	$14,816	$23,224

Net Interest Income (TE)	$24,588	$20,644	$19,939	$18,998	$18,703	$45,232	$35,847

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Jun. 2009	Jun. 2010	Jun. 2009
YIELDS (1)

Federal funds sold	0.09%	0.19%	0.28%	0.19%	0.16%	0.12%	0.48%
Interest bearing deposits in banks	0.17%	0.13%	0.19%	0.24%	0.27%	0.15%	0.22%
Investment securities - taxable	4.67%	4.77%	4.73%	4.99%	5.05%	4.72%	4.62%
Investment securities - nontaxable (1)	5.18%	5.21%	4.99%	5.19%	5.72%	5.19%	5.71%
Loans (1)	6.03%	5.93%	5.62%	5.93%	6.21%	5.98%	6.21%
Covered loans	15.06%	8.01%	6.27%	0.00%	0.00%	0.00%	0.00%

Total Earning Assets	5.74%	5.36%	5.15%	5.42%	5.60%	5.56%	5.59%

Noninterest bearing deposits	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
NOW accounts	0.94%	0.99%	1.05%	1.15%	1.27%	0.97%	1.18%
MMDA	1.31%	1.42%	1.47%	1.56%	1.69%	1.36%	1.64%
Savings accounts	0.46%	0.58%	0.69%	0.70%	0.74%	0.52%	0.75%
Retail CDs < $100,000	1.80%	1.92%	1.84%	2.52%	2.88%	1.86%	3.28%
Retail CDs > $100,000	1.81%	1.94%	2.22%	2.76%	3.12%	1.87%	3.56%
Brokered CDs	3.09%	2.88%	3.31%	3.99%	3.76%	2.98%	3.46%

Total Deposits	1.35%	1.41%	1.48%	1.78%	2.04%	1.38%	2.25%

FHLB advances	6.44%	6.08%	7.53%	6.15%	6.22%	6.17%	0.34%
Subordinated debentures	1.07%	1.71%	3.29%	4.11%	4.20%	1.39%	4.19%
Repurchase agreements	0.56%	0.48%	0.57%	0.65%	0.87%	0.00%	5.12%
Correspondent bank line of credit and other	0.00%	0.00%	1.76%	1.83%	2.81%	1.18%	2.68%

Total Non-Deposit Funding	0.99%	1.33%	1.99%	3.00%	3.37%	1.18%	2.68%

Total funding (3)	1.34%	1.41%	1.51%	1.83%	2.08%	1.37%	2.27%

Net interest spread	4.40%	3.95%	3.64%	3.60%	3.53%	4.18%	3.32%

Net interest margin (2)	4.43%	3.92%	3.66%	3.65%	3.59%	4.19%	3.39%

(1)	Interest and average rates are calculated on a tax-equivalent basis using an effective tax rate of 35%.
(2)	Rate calculated based on average earning assets.
(3)	Rate calculated based on total average funding including non-interest bearing liabilities.

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
Core Earnings Reconciliation	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Jun. 2009	Jun. 2010	Jun. 2009

Pre-tax operating profit/(loss)	$(5,083)	$(2,403)	$(29,010)	$(325)	$(3,984)	$(7,486)	$(5,159)
Plus: Credit Related Costs
Provision for loan losses	18,608	10,770	16,468	8,298	9,390	29,378	17,302
(Gains)/Losses on the sale of OREO	4,173	487	3,572	(76)	621	4,660	782
Problem loan and OREO expense	2,051	1,533	990	1,069	793	3,584	1,306
Interest reversed on non-accrual loans	1,017	575	1,398	1,267	605	1,592	1,339

Total Credit-Related Costs	25,849	13,365	22,428	10,558	11,409	39,214	20,729

Plus: Non-recurring impairment charges	—	—	54,813	—	—	—	—
Plus: Costs associated with capital raise	933	—	—	—	—	933	—
Less: Non-recurring accretable differences	(1,776)	—	—	—	—	—
Less: Non-recurring gains	—	—	—	—	—	—
Gains related to FDIC acquisitions	(8,208)	—	(38,566)	—	—	(8,208)	—
Gains on sales of securities	—	(200)	(77)	20	(101)	(200)	(814)
Gains on sales of bank premises	(149)	(249)	—	—	—	(398)	—
Other non-recurring adjustments	310	—	—	(812)	—	310	—

Pretax, Pre-provision earnings	$11,876	$10,513	$9,588	$9,441	$7,324	$24,165	$14,756

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
Recurring Operating Expenses	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Jun. 2009	Jun. 2010	Jun. 2009

Total Operating Expenses	23,383	16,931	75,982	15,360	17,729	40,314	33,456
Less: Credit costs & non-recurring charges
(Gains)/Losses on the sale of OREO	(4,173)	(487)	(3,572)	76	(621)	(4,660)	(782)
Problem loan and OREO expense	(2,051)	(1,533)	(990)	(1,069)	(793)	(3,584)	(1,306)
Costs associated with capital raise	(933)	—	—	—	—	(933)	—
Goodwill impairment	—	—	(54,813)	—	—	—	—
Severance payments	(310)	—	—	—	—	(310)	—
(Gains)/Losses on the sale of premises	149	249	—	—	—	398	—

Recurring operating expenses	$16,065	$15,160	$16,607	$14,367	$16,315	$31,225	$31,368